UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 24, 2025
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 24, 2025, Jonathan R. Scott, an incumbent Class I director who is serving on the board of directors of the registrant (the “Board”) as one of three Scott family members previously designated by the Scott family to be nominated for election to serve on the Board pursuant to a stockholders’ agreement between the registrant and members of the Scott family (the “Stockholders’ Agreement”), informed the Board of his decision to not seek to stand for re-election at the 2025 annual meeting of stockholders of the registrant (the “2025 Annual Meeting”). Mr. Scott is expected to continue to serve as a member of the Board, and of the Risk Committee and Technology, Innovations and Operations Committee of the Board, until his current term on the Board expires at the 2025 Annual Meeting. His decision not to stand for re-election is not related to a disagreement with the registrant on any matter relating to the registrant’s operations, policies or practices. The registrant expects that the Scott family will designate another Scott family member to be nominated by the Board, for election by the stockholders at the 2025 Annual Meeting, pursuant to the Stockholders’ Agreement, with such nominee, if elected, to serve a three-year term as a new Class I director in lieu of Mr. Scott. To the extent applicable, the required biographical and other information about any such alternative Scott family designated nominee will be included in the proxy statement and other proxy materials that will be disseminated to the stockholders of the registrant in connection with the 2025 Annual Meeting. Under the terms of the Stockholders’ Agreement, any designee of the Scott family to be nominated as a director must meet the director qualification and eligibility criteria of the Governance and Nominating Committee of the Board.
Cautionary Note Regarding Forward-Looking Statements
Statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expected,” “will,” “intend,” “aim,” and similar words or phrases indicating possible future expectations, events or actions. Statements concerning the continuing service of Mr. Scott and actions of the Scott family are forward-looking statements. Such forward-looking statements are based on current expectations, assumptions and projections about our business and the Company and such individuals and are not guarantees of our or their future performance or outcomes. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be different materially from those expressed or implied herein. The Company has provided additional information about the risks facing its business in its most recent annual report on Form 10-K, and any subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the Securities and Exchange Commission identified above, which you should read in their entirety before making any investment or other decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 26, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KIRK D. JENSEN
Kirk D. Jensen
Executive Vice President and General Counsel